EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                      RIG STATUS REPORT AS OF MAY 24, 2004



  RIG NAME                       WD            DESIGN                 LOCATION             STATUS*                    OPERATOR
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                     3,500'      Victory Class                GOM              Contracted                    EPL
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Ocean Star                      5,500'      Victory Class                GOM                 Idle                       DODI
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Ocean America                   5,500'      Ocean Odyssey                GOM                 Idle                       DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                   5,500'      Ocean Odyssey                GOM              Contracted                    ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   5,500'      Victory Class                GOM                 Idle                       DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                7,500'      DP Aker H-3.2                GOM              Contracted                     BP
                                            Modified
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
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Ocean Concord                   2,200'      F&G SS-2000                  GOM              Contracted                  Westport
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Ocean Lexington                 2,200'      F&G SS-2000                  GOM              Contracted              Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                  2,200'      F&G SS-2000                  GOM              Contracted                    LLOG
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DOMESTIC JACKUPS (11)
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Ocean Crusader                  200'        Mat Cantilever               GOM              Contracted                Stone Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                     200'        Mat Cantilever               GOM              Contracted           ADTI/Palace Operating
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                  250'        Independent Leg              GOM              Contracted                 Kerr-McGee
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                   300'        Independent Leg              GOM              Contracted                    LLOG
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                      300'        Independent Leg              GOM              Contracted                 BP America
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                      300'        Independent Leg              GOM              Contracted                 SDC/Devon
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                    300'        Independent Leg              GOM              Contracted                  Anadarko
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    300'        Independent Leg              GOM              Contracted                    LLOG
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                   300'        Independent Leg              GOM              Contracted                 Kerr-McGee
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                     350'        Independent Leg              GOM              Contracted                Stone Energy
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                     350'        Independent Leg              GOM              Contracted                  Newfield
                                            Cantilever
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                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
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Ocean Ambassador                1,100'      Bethlehem SS-2000            GOM              Contracted                   PEMEX
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Ocean Whittington               1,500'      Aker H-3                     GOM              Contracted                   PEMEX
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Ocean Worker                    3,500'      F&G 9500 Enhanced            GOM              Contracted                   PEMEX
                                            Pacesetter
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Ocean Yorktown                  2,850'      F&G SS-2000                  GOM              Contracted                   PEMEX
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                     1,200'      Aker H-3                    Mobe to           Contracted                Vaalco/SASOL
                                                                    Guinea Bissau
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Ocean Patriot                   1,500'      Bingo 3000              South Africa          Contracted                  PetroSA
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                  1,500'      Earl & Wright Sedco       North Sea           Contracted                   Shell
                                            711 Series
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Ocean Princess                  1,500'      Aker H-3                  North Sea           Contracted                  Talisman
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Ocean Vanguard                  1,500'      Bingo 3000                North Sea           Contracted                  Talisman
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
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Ocean Bounty                    1,500'      Victory Class             Australia           Contracted                    NZOP
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     1,640'      Korkut                    Australia           Contracted                   Santos
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Ocean General                   1,640'      Korkut                     Vietnam            Contracted               VRJ Petroleum
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  7,000'      Victory Class             Indonesia           Contracted                   Unocal
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Ocean Rover                     7,000'      Victory Class             Singapore           Contracted                   Murphy
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                                       2

BRAZIL
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Ocean Yatzy                     3,300'      DP DYVI Super Yatzy        Brazil             Contracted                 Petrobras
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Ocean Winner                    3,500'      Aker H-3                   Brazil             Contracted                 Petrobras
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Ocean Alliance                  5,000'      Alliance Class             Brazil             Contracted                 Petrobras
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                   7,500'      DP Fluor/Mitsubishi        Brazil             Contracted                 Petrobras
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
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Ocean Sovereign                 250'        Independent Leg           Indonesia           Contracted                Amerada Hess
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                  300'        Independent Leg            Mobe to            Contracted                Noble Energy
                                            Cantilever                 Ecuador
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COLD STACKED (5)
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Ocean Liberator                 600'        Aker H-3                  S. Africa          Cold Stacked                   DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                  250'        Mat Slot                     GOM             Cold Stacked                   DODI
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Ocean Endeavor                  2,000'      Victory Class                GOM             Cold Stacked                   DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                   3,200'      Victory Class                GOM             Cold Stacked                   DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                   1,500'      Korkut                       GOM             Cold Stacked                   DODI
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


  RIG NAME                              CURRENT TERM                 DAYRATE (000S)           START DATE
---------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------------
Ocean Quest                               one well                      mid 40's            late April 2004
---------------------------------------------------------------------------------------------------------------------
Ocean Star                                    -                            -                       -
---------------------------------------------------------------------------------------------------------------------
Ocean America                                 -                            -                       -
---------------------------------------------------------------------------------------------------------------------
Ocean Valiant                     second of three wells plus         high 50's            late Dec. 2003
                                            option
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Ocean Victory                                 -                            -                       -
---------------------------------------------------------------------------------------------------------------------
Ocean Confidence                       five-year term                    170's              early Jan. 2001
---------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
---------------------------------------------------------------------------------------------------------------------
Ocean Concord                       one well plus option               high 30's           early April 2004
---------------------------------------------------------------------------------------------------------------------
Ocean Lexington                     one well plus option               high 40's            late March 2004
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Ocean Saratoga                      one well plus option                low 40's             late May 2004
---------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------------------------
Ocean Crusader                 first of two wells plus option          high 20's             mid May 2004
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Ocean Drake                         one well plus option               high 20's            early May 2004
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Ocean Columbia                      one well plus option                low 30's             late May 2004
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Ocean Spartan                             one well                      low 30's             mid May 2004
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Ocean Spur                          one well plus option                mid 30's             mid May 2004
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Ocean King                          one well plus option                mid 30's             mid May 2004
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Ocean Nugget                        one well plus option                low 30's            late April 2004
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Ocean Summit                       three wells plus option              mid 30's             mid May 2004
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Ocean Warwick                       one well plus option                mid 30's           early April 2004
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Ocean Titan                          second of two wells                low 40's            late March 2004
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Ocean Tower                               one well                      mid 30's            late March 2004
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                                      1

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INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                     four year term work                mid 50's            late July 2003
---------------------------------------------------------------------------------------------------------------------
Ocean Whittington                    four year term work                low 60's            late July 2003
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Ocean Worker                         four year term work               high 60's             mid Aug. 2003
---------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                       four year term work                mid 40's            late Oct. 2003
---------------------------------------------------------------------------------------------------------------------

AFRICA
---------------------------------------------------------------------------------------------------------------------
Ocean Nomad                        first of three wells plus           high 40's            early May 2004
                                           option
---------------------------------------------------------------------------------------------------------------------
Ocean Patriot                             one well                      mid 50's           early April 2004
---------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                            one year                     high 40's            late March 2004
---------------------------------------------------------------------------------------------------------------------
Ocean Princess                     second of two wells plus             low 50's             mid Feb. 2004
                                           option
---------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                            one well                      mid 30's             mid May 2004
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AUSTRALASIA
---------------------------------------------------------------------------------------------------------------------
Ocean Bounty                     two wells plus two options            low 70's            late March 2004
                                          wells
---------------------------------------------------------------------------------------------------------------------
Ocean Epoch                           Exeter/Mutineer                  mid 60's             mid Jan. 2004
                                  development plus option
---------------------------------------------------------------------------------------------------------------------
Ocean General                        one assignment well                mid 50's            late April 2004
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Ocean Baroness                         180 day option                    110's              late April 2004
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Ocean Rover                          fourth option well                   110s              late Dec. 2003
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                                       2

BRAZIL
---------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                           700 day extension                 mid 70's            early Nov. 2003
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Ocean Winner                          700 day extension                 mid 50's           early April 2004
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Ocean Alliance                       four-year contract                  110's             early Sept. 2000
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                         700 day extension                low 100's            early Jan. 2003
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INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                      two wells plus two option          high 30's           early April 2004
                                             wells
---------------------------------------------------------------------------------------------------------------------
Ocean Heritage                        second of three wells plus         mid 50's             mid Feb. 2004
                                             options
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COLD STACKED (5)
---------------------------------------------------------------------------------------------------------------------
Ocean Liberator                               -                            -                       -
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Ocean Champion                                -                            -                       -
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Ocean Endeavor                                -                            -                       -
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Ocean Voyager                                 -                            -                       -
---------------------------------------------------------------------------------------------------------------------
Ocean New Era                                 -                            -                       -
---------------------------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


  RIG NAME                      EST. END DATE          FUTURE CONTRACT AND OTHER INFORMATION
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                    early June 2004        available; actively marketing.
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Ocean Star                            -               available; actively marketing.
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Ocean America                         -               90 day upgrade/survey ending early June 2004; available, actively marketing.
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Ocean Valiant                early Aug. 2004          available; actively marketing.
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Ocean Victory                         -               available; actively marketing.
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Ocean Confidence               early Jan. 2006        available; actively marketing.
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
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Ocean Concord                   late May 2004         available; actively marketing.
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Ocean Lexington                early June 2004        available; actively marketing.
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Ocean Saratoga                 early June 2004        available; actively marketing.
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DOMESTIC JACKUPS (11)
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Ocean Crusader                  mid July 2004         available; actively marketing.
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Ocean Drake                    early June 2004        available, actively marketing.
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Ocean Columbia                  late July 2004        available, actively marketing.
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Ocean Spartan                   mid June 2004         available; actively marketing.
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Ocean Spur                      mid June 2004         available, actively marketing.
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Ocean King                      late June 2004        available; actively marketing.
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Ocean Nugget                    late May 2004         one well extension with Anadarko in mid 30's beginning late May and ending mid July 2004, available; actively marketing.
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Ocean Summit                    mid Aug. 2004         available; actively marketing.
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Ocean Warwick                   late June 2004        available; actively marketing.
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Ocean Titan                     late June 2004        available, actively marketing.
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Ocean Tower                     late May 2004         available; actively marketing.
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                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
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Ocean Ambassador                mid Dec. 2007         available.
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Ocean Whittington              early Oct. 2006        available.
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Ocean Worker                    late July 2007        available.
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Ocean Yorktown                  mid July 2007         available.
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AFRICA
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Ocean Nomad                    early Sept. 2004       available, actively marketing.
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Ocean Patriot                   late May 2004         available; actively marketing.
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NORTH SEA
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Ocean Guardian                 late March 2005        available; actively marketing.
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Ocean Princess                  mid Aug. 2004         available, actively marketing.
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Ocean Vanguard                 early July 2004        one HPHT well with Talisman in U.K. sector of North Sea in low 60's beginning early July and ending mid Oct. 2004; LOI for for one well in Norway in low 140's beginning mid Oct. 2004 and ending late Dec.
                                                      2004, available; actively marketing.
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AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                   late May 2004          available, actively marketing.
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Ocean Epoch                    mid Nov. 2004          available, actively marketing.
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Ocean General                   mid June 2004         five completion options in mid 50's with P.V.E&P beginning mid June and ending mid Sept. 2004, available; actively marketing.
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Ocean Baroness                 early Oct. 2004        available; actively marketing.
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Ocean Rover                    early June 2004        two firm wells with Murphy in 110's beginning early June and ending late Aug. 2004, followed by 11 option extensions.  First of the two firm wells is to be sublet to Amerada Hess in 110's, available;
                                                      actively marketing.
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                                       2

BRAZIL
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Ocean Yatzy                     mid Oct. 2005         available.
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Ocean Winner                    mid March 2006        available
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Ocean Alliance                 early Sept. 2004       available
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                  early March 2006       available.
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INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                 late June 2004        available, actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                  mid June 2004         available, actively marketing.
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COLD STACKED (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                       -               Cold stacked Nov. '02.
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Ocean Champion                        -               Cold Stacked Feb. '02.
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Ocean Endeavor                        -               Cold stacked March '02.
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Ocean Voyager                         -               Cold stacked March '02.
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Ocean New Era                         -               Cold stacked Dec. '02.
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NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                      3